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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 27, 2002
                                                          ---------------



                           REGENT COMMUNICATIONS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



Delaware                           0-15392                  31-1492857
---------------------------        ---------                -----------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification
                                                            Number)


100 East RiverCenter Boulevard, 9th Floor, Covington, Kentucky      41011
--------------------------------------------------------------      ---------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:   (859) 292-0030
                                                      --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         On August 27, 2002, Regent Communications, Inc. received final approval from the bankruptcy court for the acquisition of 12 radio stations from Brill Media Company LLC and related debtor entities. The stations to be acquired and the markets they serve are as follows:

     - WIOV-FM and WIOV-AM, serving the Lancaster-Reading, Pennsylvania market

     - WBKR-FM, WKDQ-FM and WOMI-AM, serving the Evansville, Indiana and Owensboro, Kentucky markets

     - KTRR-FM, KUAD-FM and a construction permit for an FM station, serving the Ft. Collins-Greeley, Colorado market

     - KKCB-FM, KLDJ-FM, KBMX-FM and WEBC-AM, serving the Duluth, Minnesota market

The purchase price of these assets is approximately $62 million. Regent will pay up to one-half of the acquisition price in shares of its common stock based on a per share price equal to the average daily closing price for the ten consecutive trading days ending on the second trading day immediately preceding the closing date. In the event that the per share price calculated for such period is less than $7.50, Regent may, in its sole discretion, substitute cash for any or all of such stock consideration. The non-stock portion of the purchase price will be paid in cash, and in no event will be less than $31 million. Regent expects to fund the cash portion of the purchase price with available borrowings under its credit facility.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of businesses acquired.

                           Not Applicable

                  (b)      Pro forma financial information.

                           Not applicable

                  (c)      Exhibits.

                           99.1 Press Release issued by Regent Communications, Inc., dated August 27, 2002

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REGENT COMMUNICATIONS, INC.
                                                   (Registrant)


Date: September 10, 2002                   By: /s/ Anthony A. Vasconcellos
                                               -----------------------------
                                               Anthony A. Vasconcellos
                                               Senior Vice President and Chief
                                               Financial Officer


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